------------                                                     ------------
|  NUMBER  |                                                     |  SHARES  |
|          |                                                     |          |
------------                                                     ------------
                                    SUPERUS

                                    HOLDINGS

[GRAPHIC OMITTED]             SUPERUS HOLDINGS, INC.           [GRAPHIC OMITTED]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS B COMMON STOCK                                           CUSIP 86880L 20 6

 THIS CERTIFICATE IS TRANSFERABLE
IN JERSEY CITY, NJ AND NEW YORK, NY          SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT










is the owner of
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     FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, PAR VALUE
$.001 PER SHARE, OF SUPERUS HOLDINGS, INC., (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Corporation's transfer agent an registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:

                             SUPERUS HOLDINGS, INC.
                                 CORPORATE SEAL
                                      2000

/s/ xxxxxxxxx                       DELAWARE                  /s/ xxxxxxxxxxx
----------------------                                       ------------------
Secretary                                                    President



Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
          (JERSEY CITY, N.J.)
              Transfer Agent and Registrar


                                                              Authorized Officer

                             SUPERUS HOLDINGS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and of any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     This certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and the Bylaws of the Corporation, each as amended from time to time.

                            -----------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common             UNIF GIFT ACT ...... Custodian ......
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right            under Uniform Gifts to Minors
          of survivorship and not as         Act..............................
          tenants in common                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received,__________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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|                               |
---------------------------------

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of subsitution in the premises.

Dated_______________


                      ----------------------------------------------------------
                      NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15